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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K/A


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 28, 1996


                             RESOUND CORPORATION
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               (Exact name of registrant as specified in charter)


                                 California
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                 (State or other jurisdiction of incorporation)


            0-20046                                   77-0019588
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   (Commission File Number)               (IRS Employer Identification No.)


220 Saginaw Drive, Seaport Centre, Redwood City, CA              94063
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (415) 780-7800
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                                      N/A
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         (Former name or former address, if changed since last report)
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     The Registrant hereby amends the following item of its Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 1996.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)     Financial Statements of Business Acquired.
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                    The Company acquired patent rights and certain tangible
assets from 3M in its acquisition of certain assets of 3M's Hearing
Health activity. Virtually no liabilities were assumed by the Company. The Company offered employment to only selected individuals who had been associated with the Hearing Health activity within 3M. Future activities are expected to be conducted by the Company in changed physical facilities, with new overall management, new marketing arrangements and other newly installed functions. Certain patent rights will be shared with other manufacturers through the sale of those rights to a newly formed partnership syndicate. No royalties will accrue to the Company from the partnership syndicate. Because the Company did not acquire a free standing complete business with separately determinable accounting records or the other indicia of a discrete business, there are no determinable financial statements of a business acquired within the meaning of Rule 3-05(b) of Regulation S-X.


            (b)     Pro Forma Financial Information.
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                    As explained above, the Company did not acquire a free
standing complete business with separately determinable accounting records, and therefore no pro forma financial information is applicable within the meaning of
Article 11 of Regulation S-X.

            (c)     Exhibits.
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                    2.1*   Purchase Agreement by and between the Registrant and
                           Minnesota Mining and Manufacturing Company dated
                           June 28, 1996.


                    *Previously filed

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ReSOUND CORPORATION
                                      (Registrant)

Dated:  September 12, 1996            By: /s/ Paul A. Busse
                                          ____________________________________
                                          Paul A. Busse
                                          Senior Vice President of Finance
                                          and Administration and
                                          Chief Financial Officer